_______________________________

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 June 30, 2003


          CWABS, INC. (as depositor under the Pooling and Servicing
          -----------
          Agreement, to dated as of June 1, 2003, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 2003-3). (Exact Name of Registrant as Specified in its Charter)



Delaware                           333-105643          95-4596514
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(State or Other Jurisdiction       (Commission         (I.R.S. Employer
of Incorporation)                  File Number)        Identification No.)

4500 Park Granada
Calabasas, California                                                     91302
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(Address of Principal                                                (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (818) 225-3237

                                   No Change
   -------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.
           ------------

Pooling & Servicing Agreement
-----------------------------

     CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller, Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), The Bank of New York, as trustee (the "Trustee") and BNY Western Trust Company, as co-trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2003-3 (the "Certificates"). The Certificates were issued on June 30, 2003. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.




























______________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2003-3.


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


Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

        99.1     Pooling and Servicing Agreement dated as of June 1, 2003.




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


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CWABS, INC.



                                         By: /s/ Celia Coulter
                                              ----------------
                                              Name:  Celia Coulter
                                              Title:  Vice President


Dated:  August 11, 2003




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


                                 EXHIBIT INDEX
                                 -------------



Exhibit No.                                 Description
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99.1                                        Pooling and Servicing Agreement.